Exhibit 99.2

Third Quarter 2021 Financial Results and Business Update November 3, 2021 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company's goals, designs, strategies, plans and objectives, the impact of the Company’s restructuring plan, ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company's product and product candidates, the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations for product candidates through development and the market for products being commercialized, the Company's expectations regarding its allocation of resources, potential regulatory actions and commercialization (including differentiation from other products or potential products and addressable market), product sales or profit share revenue and the Company's expectations for its expenses, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that the results of these proceedings could be adverse to the Company, additional future analysis of the data resulting from our clinical trial(s), delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company's compounds, products or product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, the feasibility of undertaking future clinical trials based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions on its employees, partners and others . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on August 5 , 2021 , and other periodic reports filed with the SEC . Forward - looking statements 2

Agenda 3 Introduction Gail B. Cohen Vice President, Corporate Communications Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda Farnum Senior Vice President, Commercial and Medical Affairs Richard A. Graham Senior Vice President, Research and Development Financial Update Andrew A. Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer

Rapid transition to a streamlined, respiratory focused Theravance Biopharma

- **Significant cost reduction program reduces Company size to become sustainably cash-flow positive beginning 2H 2022**
  - Headcount reduced by ~75% (~270 positions[1]); on target for ~75% of reduction to be completed November 2021, remainder February 2022
  - Total annualized operating expense[2] savings of ~$165 million in 2022, compared to Company's updated 2021 Financial Guidance
- **Focus on leveraging expertise in developing and commercializing respiratory therapeutics**
  - Track record of innovation leading to several approved COPD and asthma medicines, including:
    - TRELEGY: a respiratory medicine developed by Glaxo Group Limited in collaboration with the Company's predecessor, Theravance, Inc.
    - YUPELRI®: discovered and developed by Theravance Biopharma, launched in 2019, and is now commercialized in partnership with Viatris Inc.
  - Strong, growing cash flows from TRELEGY and YUPELRI provide significant value to shareholders
  - TRELEGY and YUPELRI have significant potential for future growth
    - TRELEGY: high growth, long patent life respiratory medicine expected to generate global peak-year sales of $3.0 billion[3]
    - YUPELRI: remains early in its lifecycle, has demonstrated quarter-over-quarter market share growth, with potential US peak sales >$400 million[4]
- **Streamlined R&D investment to focus on highest value respiratory opportunities**
  - PIFR clinical study, in partnership with Viatris, intended to support a YUPELRI label update to capture more of the addressable market and further strengthen its competitive advantage
  - Investigational inhaled JAK inhibitor portfolio; includes nezulcitinib (TD-0903), initially targeting acute lung injury and fibrotic disease
- **Leverage partnerships to unlock value of non-core assets**

Overarching goal: maximize shareholder value

Theravance Biopharma
Medicines That Make a Difference

1. Regular and contingent workers.
2. Excludes share-based compensation and any one-time costs related to strategic action.
3. Source: Bloomberg Consensus September 2021. 4. Source: TBPH Broker Consensus September 2021.
COPD, chronic obstructive pulmonary disease; JAK, Janus kinase; PIFR, peak inspiratory flow rate.

4

Key pillars of value creation plan

TRELEGY

- Estimated global peak sales of $3.0 billion[1]
- Q3 2021 net sales of $449 million implies run rate annual sales of ~$1.8 billion
- Long patent life
- TRELEGY-related cash flows to TBPH to increase substantially (once non-recourse note is fully repaid)

YUPELRI®

- Estimated US peak sales of >$400 million[2]
- Q3 2021 net sales of $39 million implies run rate annual sales of ~$160 million
- Long patent life
- YUPELRI remains early in its product lifecycle and has demonstrated quarter-over-quarter market share growth
- TBPH hospital-based sales force to continue driving growth
- PIFR study to capture more of the addressable market

Potential Upside From Core Respiratory Pipeline

Near-term catalysts will inform upside potential of focused pipeline:

- Inhaled Janus kinase inhibitor portfolio, with the most advanced candidate being nezulcitinib (TD-0903), initially targeting acute lung injury and fibrotic disease
- Dry-powder inhaled JAK inhibitors to proceed into clinic with next generation compounds after securing partnership

1. Source: Bloomberg Consensus September 2021.
2. Source: TBPH Broker Consensus September 2021.
JAK, Janus kinase; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
5

Significant OPEX reduction to drive sustainable profitability beginning in 2H 2022 1. Represents mid - point of guidance range. 2. Excluding share - based compensation and any one - time costs related to strategic actions. 3. Regular and contingent workers. 4. SG&A guidance includes all TBPH costs incurred in commercializing YUPELRI, in collaboration with Viatris. 6 Headcount: to be reduced by ~75% (~270 positions 3 ) Expense reduction: ‣ Operating Expense savings of $165 million in 2022 compared to updated 2021 Financial Guidance 2 ‣ Preliminary 2022 Financial Guidance 2 : – R&D expense range of $55 million - $65 million – SG&A expense range of $30 million - $40 million 4 Timing: ~75% of reduction completed November 2021; remainder completed February 2022 As a result of these actions, we expect Theravance Biopharma to be sustainably cash flow positive beginning in 2H 2022 ($ in millions) Restructuring Plan 1,2 1,2 1 $230 $210 $185 $60 $82 $85 $75 $35 2020A 2021 Guidance 2021 Guidance (Revised) 2022 Guidance R&D SG&A Guidance implies ~ 65% YoY reduction in operating expenses

FDA - approved for the maintenance treatment of COPD First and only once - daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD



YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
For Oral Inhalation Only
Rx only
Theravance Biopharma
Mylan
30

Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]

9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

TBPH and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

Theravance Biopharma + VIATRIS™



TBPH
35%
65%
VTRS

Companies co-promote under US profit/loss share

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

Theravance Biopharma
Medicines That Make a Difference
8

TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10K filed February 26, 2021 for greater detail re TBPH implied 35%. 9 TBPH implied 35% of YUPELRI US net sales represents TBPH’s portion of the combined TBPH and VIATRIS net revenue TBPH Implied 35% of Total Net Sales ($M) $3.2 $5.8 $10.4 $12.9 $10.6 $13.0 $13.5 $12.9 $14.6 $13.8 0 2 4 6 8 10 12 14 16 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21

YUPELRI ® hospital sales and community TRx trends Continued market share growth across both the hospital and retail channels 1.1% 2.2% 3.4% 5.4% 6.5% 6.3% 7.4% 7.8% 8.7% 9.5% 0% 5% 10% 15% 20% 25% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Hospital LA - NEB Market Share* Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 09/30/2021. ** Community LA - NEB Market Share - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 7/31/2021 (Q3’21 Comm unity LA - NEB Market Share Incomplete). *** Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 09/30/2021. 10 TRx volume represents retail only which is typically 33% of Retail + DME 6.1% 9.8% 13.1% 15.2% 16.3% 17.4% 18.7% 19.7% 21.5% 22.4% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Retail TRx Volume*** Community LA - NEB Market Share** Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 **Community LA - NEB Market Share includes Retail + DME / Med B FFS through July’21 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol

Respiratory market trends across n ebulized and handheld YUPELRI ® and TRELEGY with strong YoY growth while respective markets declined or remained flat 11 1. IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 7/31/2021. 2. Includes generic Neb - LABA ( arformoterol and formoterol). 3. Handheld Market Excludes BREZTRI (newly launched product). Asthma/COPD dual indicated products for the same doses are inc lud ed. - 10% - 31% - 14% - 11% - 3% 31% Neb Sub Total LONHALA MAGNAIR BROVAVA ALBUTEROL/IPRATROPIUM PERFOROMIST YUPELRI 0% Nebulized Product Growth YoY TRx Growth 1 12 Months Ending Jul’21 vs. Same Time Last Year - 3% - 11% - 11% - 8% - 14% - 9% - 3% 1% 8% 33% HH Total SPIRIVA HH BREO ATROVENT INCRUSE BEVESPI ANORO SPIRIVA RESPIMAT STIOLTO TRELEGY 0% Handheld Product Growth YoY TRx Growth 1 12 Months Ending Jul’21 vs. Same Time Last Year 3 2 2

TRELEGY asthma a pproval and BREZTRI entry c ontinue to drive c losed t riple m arket g rowth Source: Symphony Health METYS Prescription Dashboard through 9/30/2021. ICS/LABA, inhaled corticosteroid/long - acting beta agonist; LABA, long - acting beta agonist; LAMA, long - acting muscarinic antagoni st. 12 Total Market: Long - Acting Bronchodilators & Nebulized (LAMA, LABA, ICS/LABA, LABA/LAMA, Closed Triple, Nebulized Long - Acting) Closed Triple Market: TRELEGY, BREZTRI 5.2% 5.7% 6.1% 6.6% 7.3% 8.8% 10.6% 11.7% 100.0% 100.0% 100.0% 100.0% 98.0% 94.8% 91.7% 89.8% 0% 20% 40% 60% 80% 100% 2019-Q4 2020-Q1 2020-Q2 2020-Q3 2020-Q4 2021-Q1 2021-Q2 2021-Q3 0% 5% 10% 15% TRELEGY Closed Triple Market TRx Share Closed Triple Market TRx Share of Total Market Closed Triple Market Growth with TRELEGY TRx Market Share Closed Triple Market TRx Share of Total Market* TRELEGY Closed Triple Market TRx Share

TRELEGY asthma a pproval and BREZTRI entry c ontinue to drive c losed t riple m arket g rowth Source: Symphony Health METYS Prescription Dashboard through 9/30/2021. TRELEGY 100 - 62.5 is the only strength indicated for treatment of COPD. For patients with ASTHMA: Either strength, 100 - 62.5 or 20 0 - 62.5 can be the starting dose. 13 Closed Triple Market: TRELEGY, BREZTRI 100% 100% 95% 92% 91% 91% 86% 84% 84% 83% 83% 82% 81% 82% 0% 20% 40% 60% 80% 100% 0 100,000 200,000 300,000 400,000 500,000 Aug'20 Sep'20 Oct'20 Nov'20 Dec'20 Jan'21 Feb'21 Mar'21 Apr'21 May'21 Jun'21 Jul'21 Aug'21 Sep'21 TRELEGY Closed Triple Market New - to - Product TRx Share TRx Closed Triple Market TRx With Total TRELEGY New - to - Product TRx Market Share TRELEGY 100-62.5 TRx TRELEGY 200-62.5 TRx BREZTRI TRx TRELEGY New-to-Product Share While TRELEGY’s new - to - product s hare w ithin the closed t riple m arket a ppears to be s tabilizing

Pipeline focused on highest value core respiratory opportunities 1. Excluding programs that are in the process of being wound down following restructuring. 2. Excluding share - based compensation and any one - time costs related to strategic actions. JAK, Janus kinase; PIFR, peak inspiratory flow rate. 14 Legacy Theravance: Broad Pipeline New Theravance: Core Respiratory ‣ Focused pipeline of core respiratory programs 1 – PIFR study label update for YUPELRI ® – Nezulcitinib – Inhaled JAK inhibitor portfolio ‣ 2022 R&D guidance: $55 – 65M 2 ‣ Broad pipeline of clinical programs across numerous therapeutic areas – Gut - selective JAK inhibitors – Ampreloxetine – YUPELRI ® – Inhaled JAK inhibitor portfolio ‣ Pre - clinical research across multiple therapeutic areas ‣ Annual R&D expense of >$200M

A new, respiratory focused Theravance Biopharma

	Program	Indication	US Patients[1]	Stage (Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed / Phase 4)	Collaborator
Economic Interests	**TRELEGY[2]** FF/UMEC/VI	COPD	>8mm	Marketed	GSK & Innoviva, Inc.
		Asthma	~25mm	Marketed	
	Skin-selective JAKi	Dermatological diseases	>8mm	Research	Pfizer
Respiratory Assets	**YUPELRI® (revefenacin)** LAMA	COPD Patients with Suboptimal PIFR	>8mm	Marketed; Phase 4 PIFR Study	VIATRIS
	Nezulcitinib (TD-0903) Inhaled JAKi	Acute and chronic lung inflammation, fibrotic disease	>32mm	Phase 2	Wholly-owned
	Inhaled JAKi	Asthma	~25mm	Phase 1	
Non-Core Assets*	**Ampreloxetine (TD-9855)** NRI	Symptomatic nOH	~350k	Phase 3	Wholly-owned
	Izencitinib (TD-1473) GI JAKi	UC	~900k	Phase 2b/3	Janssen Biotech, Inc.
		CD	~800k	Phase 2	Janssen Biotech, Inc.
	TD-5202 Irreversible JAK3i	Celiac disease UC CD	~5mm	Phase 1	Janssen Biotech, Inc.
	Inhaled ALK5i	Idiopathic pulmonary fibrosis	~140k	Phase 1	Wholly-owned

***Limited additional capital investment planned post Q1 2022**

Theravance Biopharma
Medicines That Make a Difference

1. TBPH estimate derived from integrating multiple data sources 2. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. ALK5i, transforming growth factor β receptor I kinase inhibitor; CD, Crohn's disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/ vilanterol; JAKi, Janus kinase inhibitor; LAMA, long-acting muscarinic receptor antagonist; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; PIFR, peak inspiratory flow rate; UC, ulcerative colitis.

15

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK's TRELEGY

Upward-tiering royalties of ~5.5–8.5% of global net sales[1]



Strongest US ELLIPTA Launch
TRx Volume (Thousands)
500
450
400
350
300
250
200
150
100
50
0
Month Post Launch
BREO Asthma Approval
TRELEGY Mortality Ad Comm
TRELEGY Asthma Approval
TRELEGY
ANORO ELLIPTA
ARNUITY ELLIPTA
BREO ELLIPTA
INCRUSE ELLIPTA

Launched in US in November 2017

Source: GSK, Symphony Health Metys monthly TRx data for the time period Sept'13 to Sept'21.

TRELEGY

- Q3 global net sales of $449M
- Year-over-year sales growth of 77% from the same period in 2020
- TRELEGY now has 53% of US triple therapy patients for COPD and 73% global share

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long-acting muscarinic receptor antagonist, and long-acting β2 agonists, active components of Anoro (UMEC/VI). COPD, chronic obstructive pulmonary disease.

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Third quarter 2021 financial highlights

$216.2 million cash[1] as of September 30, 2021

($, in thousands)	Three Months Ended Sept 30, 2021	Three Months Ended Sept 30, 2020	Nine Months Ended Sept 30, 2021	Nine Months Ended Sept 30, 2020
	(Unaudited)		(Unaudited)	
Revenue:				
Collaboration revenue	$ 2,797	$ 7,261	$ 8,649	$ 19,381
Licensing revenue	—	—	—	1,500
Viatris collaboration agreement	10,397	10.996	31,716	32,246
Total revenue	13,194	18,257	40,365	53,127
Costs and expenses:				
Research and development[2]	43,739	67,371	162,431	195,788
Selling, general and administrative[2]	21,299	27,501	77,780	78,606
Restructuring and related expenses	1,771	—	1,771	—
Total costs and expenses	66,809	94,872	241,982	274,394
Loss from operations	**(53,615)**	**(76,615)**	**(201,617)**	**(221,267)**
Share-based compensation expense:				
Research and development	6,956	7,761	22,192	23,724
Selling, general and administrative	7,414	7,803	22,951	23,701
Total share-based compensation expense	14, 370	15,564	45,143	47,425
Operating expense excluding share-based compensation:				
Research and development operating expense excluding share-based compensation	36,783	59,610	140,239	172,064
Selling, general and administrative operating expense excluding share-based compensation	13,885	19,698	54,829	54,905

1. Cash, cash equivalents and marketable securities.
2. Amounts include share-based compensation.

Theravance Biopharma
Medicines That Make a Difference
18

Rapid transition to a streamlined, respiratory focused Theravance Biopharma 19 Significant cost reduction program reduces Company size to become sustainably cash - flow positive beginning 2H 2022 Focus on leveraging expertise in developing and commercializing respiratory therapeutics Streamlined R&D investment to focus on highest value core respiratory opportunities Leverage partnerships to unlock value of non - core assets Overarching goal: maximize shareholder value

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Commercial and Medical Affairs Richard A. Graham Senior Vice President, Research and Development

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 22